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                                                                    EXHIBIT 32.1

                Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Quarterly Report on Form 10-Q Equivalent of Birds Eye Foods, Inc. (the "Company") for the quarter ended December 24, 2005, as filed with the Securities and Exchange Commission (the "Commission") on February 3, 2006, and as amended by the Form 10-Q/A Equivalent (Amendment No. 1) filed with the Commission on March 20, 2006 (collectively, the "Report"), I, Neil Harrison, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Report fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2006                    /s/ Neil Harrison
                                        ----------------------------------------
                                        Chairman of the Board, President and
                                        Chief Executive Officer
                                        (Principal Executive Officer)

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